Defined Asset Funds
Select Ten Portfolio

Sometimes, simple strategies can be the most effective ...

Like the strategy applied in our Select Ten Portfolio ...

Maybe you've heard of "The Dow Ten" or even "The Dogs of the Dow." However you refer to it, this contrarian strategy of investing each year in the ten highest dividend-yielding stocks of the Dow Jones Industrial Average(1) (DJIA) looks for equity value by investing in established companies whose prices may be depressed. After all, to a contrarian investor, bad news can be good news, and unfavorable developments may create special opportunities.

------------
     (1)Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in the prospectus relating to the Portfolio. "S&P 500" is a trademark of Standard & Poor's Corporation.


The Select Ten Portfolio

The Select Ten Portfolio employs a simple strategy of investing in the ten highest dividend-yielding stocks in the DJIA, and holding them for about one year. After one year, you may choose to reinvest your proceeds into the next Portfolio of the then-current Strategy Stocks, if available, or you can redeem your investment. Although this is a one year investment, we recommend you stay with the Strategy for a minimum of three to five years.

Prior Select Ten Portfolio Performance

The chart below shows average annual total returns for each of the three established Series, which assumes an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each series:

Series from Inception through 12/31/96

                  Inception         Return
A Series          1/3/92            15.62%
B Series          5/17/91           16.01%
C Series          9/1/92            18.92%


Most Recent Completed Portfolio

Period                        Return
1/9/95  -  2/23/96            34.84%
5/10/95 -  6/28/96            25.39%
9/12/95 - 10/30/95            29.01%

Past performance in no guarantee of future results. Average annual total return represents price changes plus dividends reinvested at year-end, divided by Initial Public Offering Price, and reflects maximum sales charges and expenses.

A Time Tested Track Record

We analyzed the Strategy of investing in the ten highest dividend-yielding stocks over various periods to see how it compared to the DJIA and the S&P
500. The following charts illustrate past performance of the Strategy Stocks, but not any Select Ten Portfolios. While there is no guarantee of future results of any Portfolio, as you can see the results are compelling.

Defining Your Risks

Select Ten Portfolios are designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital or high current income. The value of the investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that the stock prices will not decrease.

Time in the Market

Average Annual Total Return through 12/31/96/95; Strategy Stocks, DJIA and S&P 500 (dividends reinvested at year-end).

           3 year   5 year   10 year   15 year   20 year
Strategy   21.96%   20.05%   17.62%    20.48%    17.41%
Stocks
DJIA       22.57%   18.20%   16.49%    18.27%    14.27%
S&P 500    19.44%   15.07%   15.20%    16.57%    14.33%

                              25 year           26 year
Strategy Stocks               18.08%            17.44%
DJIA                          12.76%            12.65%
S&P 500                       12.35%            12.42%


[mountain graph entitled "Potential Growth of $10,000 invested in 1971 through 12/31/96" compares the cumulative annual performance from 1971 through 12/31/96 of the Strategy Stocks (blue), the DJIA (red) and the S&P 500 (green). A box in the upper left quadrant indicated the components of the chart. The x axis reflects dollar amounts and the y axis reflects years. The initial value of each is $10,000; next to the right margin the ending values are stated as follows: $653,792 for the Strategy Stocks; $221,143 for the DJIA; and $210,051 for the S&P 500.]

The charts above compare hypothetical performance of the Select Ten Strategy Stocks with actual performance of the Dow Jones Industrial Average and the S&P 500 Composite Stock Price Index. The results shown assume that all dividends during each year are reinvested at the end of that year, and do not reflect sales charges, commissions, expenses or taxes. If Portfolio sales charges and expenses were deducted, the Strategy Stocks would have outperformed the DJIA in 12 of the last 26 years and the S&P 500 index in 11 out of the last 26 years, and there can be no assurance that any Portfolio will outperform the DJIA. Actual Portfolio performance will also differ from Strategy Stocks because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stock at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighed equally. For more complete discussion of Strategy Stocks and Portfolio performance, please speak to your financial professional.

Act Now

You can get started with Select Ten Strategy right now with as little as $250. Simply return the attached coupon to receive a free copy of our brochure. Ask your financial professional for a free prospectus containing more complete information on the Select Ten Portfolio, including all charges and expenses. Be sure to read it carefully before you invest.

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